UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2015

GLOBAL INCOME TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54684	26-4386951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

Consummation of Sale of German Portfolio

As previously reported on a Form 8-K that was filed on January 2, 2015 with the U.S. Securities and Exchange Commission (the “Commission”), Global Income Trust, Inc. (the “Company”), through its various operating subsidiaries, entered into an agreement on December 29, 2014 (the “Share Purchase Agreement”) with German Retail Income 4 S.á.r.l., and German Retail Income 2 S.á.r.l., unaffiliated third parties (the “Buyers”), for the sale of 94.9% of the equity interests (hereinafter, the “Buyers’ Shares”) of the entities that hold the Company’s assets in the Republic of Germany (the “German Portfolio”). A copy of the Share Purchase Agreement is filed herewith as Exhibit 99.1.

On January 30, 2015, the Company and the Buyers completed the sale of the Buyers’ Shares. The proceeds to the Company from the transaction were approximately EUR 7.7 million, including customary holdbacks, but before transaction and closing costs of approximately EUR 0.7 million. Future uses of the proceeds from the sale of the Buyers’ Shares could include the facilitation of strategic alternatives and a potential special distribution to stockholders. As a result of the sale, the Company has a retained 5.1% non-controlling interest in the entities that hold the German Portfolio.

Item 8.01	Other Events.

Decision to Sell Austin, Texas Distribution Center

In 2013, the Company formed a special committee to explore strategic alternatives, and engaged SunTrust Robinson Humphrey, Inc. specifically to provide advisory services in regards to the Company’s domestic assets. Following the sale of a 94.9% interest in its foreign assets, described in Item 2.01 of this Current Report, the Company has determined that it will begin to explore a single asset sale of its Royston Lane Distribution Center located in Pflugerville, Texas, near Austin (the “Austin Facility”). The Austin Facility is a 51,189 square foot distribution center that Company acquired in June 2011 for approximately $5 million, and is currently leased to FedEx Ground Package System, Inc. The Austin Facility will be categorized as held for sale as of February 2, 2015, and will be marketed through a commercial real estate broker.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The below unaudited pro forma condensed consolidated balance sheet of the Company at September 30, 2014 illustrates the estimated effect of the sale of the Buyer’s Shares described in Item 2.01, above, as if the sale had occurred on such date. The below unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2014 and for the years ended December 31, 2013 and 2012 (the “Pro Forma Periods”) include certain pro forma adjustments to illustrate the estimated effect of the sale of the Buyer’s Shares, as if such sale had occurred prior to the Pro Forma Periods. The German Portfolio was acquired during the year ended December 31, 2012, therefore, the Company’s statement of operations for the year ended December 31, 2011 does not require any pro forma adjustments, and accordingly, is not included with the below pro forma financial information.

The below unaudited pro forma condensed consolidated balance sheet and statements of operations are presented for informational purposes only, and do not purport to be indicative of the Company’s financial results as if the transactions reflected herein had occurred on the date or been in effect during the Pro Forma Periods. Further, the unaudited pro forma condensed consolidated balance sheet and statements of operations should not be viewed as indicative of the Company’s financial results in the future; and they should be read in conjunction with the Company’s financial statements as filed with the Commission on Form 10-Q for the nine months ended September 30, 2014 and on Form 10-K for the years ended December 31, 2013 and 2012.

(d)	Exhibits.

99.1	Share Purchase Agreement dated effective December 29, 2014 by and among various operating subsidiaries of the Company, German Retail Income 4 S.á.r.l., and German Retail Income 2 S.á.r.l. (Redacted Agreement filed. Confidential Treatment Requested by Global Income Trust, Inc.)

Cautionary Note Regarding Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors.

Some factors that might cause such a difference include, but are not limited to, the following: the Company’s inability to identify a liquidity event or, even if identified, complete a transaction on favorable terms; risks associated with the Company’s investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; risks associated with the limited amount of proceeds raised in the Company’s offering of its shares, including the limited number of investments made; risks of doing business internationally, including currency risks; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with debt covenants; the Company’s inability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to property expansions and renovations; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of the Company’s accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; consequences of the Company’s net operating losses; increases in operating costs and other expenses; uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding and/or potential litigation; risks associated with the Company’s tax structuring; failure to maintain the Company’s REIT qualification; and the Company’s inability to protect its intellectual property and the value of its brand.

Given these uncertainties, the Company cautions you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained from the Company’s website at www.incometrust.com. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2014

	Historical September 30, 2014	German Portfolio Pro Forma Adjustments (a)		Pro Forma September 30, 2014
ASSETS

Real estate investment properties, net	$64,890,721	$—		$64,890,721
Assets held for sale	22,299,057	(22,299,057	) (b)	—
Lease intangibles, net	15,094,552	—		15,094,552
Cash and cash equivalents	7,195,462	8,233,369	(c)	15,428,831
Deferred rent	2,137,020	—		2,137,020
Restricted cash	1,861,266	—		1,861,266
Loan costs, net	522,749	—		522,749
Other assets	331,672	—		331,672
Investment in and advances to unconsolidated entities	—	447,445	(d)	447,445

Total Assets	$114,332,499	$(13,618,243)		$100,714,256

LIABILITIES AND STOCKHOLDERS’ EQUITY

Mortgage notes payable	$56,471,137	$—		$56,471,137
Liabilities held for sale	14,186,890	(14,186,890	) (b)	—
Unearned rent	705,831	—		705,831
Accounts payable and accrued expenses	617,364	—		617,364
Other liabilities	441,144	—		441,144
Real estate taxes payable	795,915	—		795,915
Due to related parties	148,518	—		148,518

Total Liabilities	73,366,799	(14,186,890)		59,179,909

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value per share, authorized and unissued 200,000,000 shares	—	—		—
Common stock, $0.01 par value per share, 1,120,000,000 shares authorized, 8,419,689 shares issued and 8,257,410 shares outstanding as of September 30, 2014	82,575	—		82,575
Capital in excess of par value	70,070,012	—		70,070,012
Accumulated distributions	(13,587,267)	—		(13,587,267)
Accumulated deficit	(15,345,818)	568,647	(e)	(15,003,064)
		(225,893	) (f)
Accumulated other comprehensive loss	(253,802)	225,893	(f)	(27,909)

Total stockholders’ equity	40,965,700	568,647		41,534,347

Total Liabilities and Stockholders’ Equity	$114,332,499	$(13,618,243)		$100,714,256

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

	Historical September 30, 2014	German Portfolio Pro Forma Adjustments (a)		Pro Forma September 30, 2014

Revenues:
Rental income from operating leases	$7,212,850	$—		$7,212,850
Tenant reimbursement income	1,089,190	—		1,089,190

Total revenues	8,302,040	—		8,302,040

Expenses:
Property operating expenses	2,156,089	—		2,156,089
General and administrative	957,386	—		957,386
Property management fees	215,911	—		215,911
Depreciation and amortization	4,657,435	—		4,657,435

Total expenses	7,986,821	—		7,986,821

Operating income	315,219	—		315,219

Other income (expense):
Interest and other income	18,614	—		18,614
Equity in earnings of unconsolidated entities	—	20,037	(e)	20,037
Interest expense and loan cost amortization	(2,615,421)	—		(2,615,421)

Total other expense	(2,596,807)	20,037		(2,576,770)

Loss from continuing operations before income taxes	(2,281,588)	20,037		(2,261,551)

Income tax expense	(38,596)	—		(38,596)

Loss from continuing operations	$(2,320,184)	$20,037		$(2,300,147)

Net income (loss) per share of common stock (basic and diluted)	$(0.28)			$(0.28)

Weighted average number of shares of common stock outstanding (basic and diluted)	8,257,410			8,257,410

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

GLOBAL INCOME TRUST PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Historical December 31, 2013	German Portfolio Pro Forma Adjustments (b)		Pro Forma December 31, 2013

Revenues:
Rental income from operating leases	$12,278,141	$(2,305,011)		$9,973,130
Tenant reimbursement income	1,443,619	(183,713)		1,259,906

Total revenues	13,721,760	(2,488,724)		11,233,036

Expenses:
Property operating expenses	2,913,256	(290,713)		2,622,543
General and administrative	1,883,585	(258,279)		1,625,306
Acquisition fees and expenses	58,298	(58,094)		204
Asset management fees	1,206,116	(238,039	) (c)	968,077
Property management fees	404,543	(111,302)		293,241
Adjustment to contingent purchase price consideration	108,500	—		108,500
Depreciation and amortization	7,015,582	(810,302)		6,205,280

Total expenses	13,589,880	(1,766,729)		11,823,151

Expense support	(1,764,373)	238,039	(c)	(1,526,334)

Net expenses	11,825,507	(1,528,690)		10,296,817

Operating income (loss)	1,896,253	(960,034)		936,219

Other income (expense):
Interest and other income	51,194	—		51,194
Equity in earnings of unconsolidated entities	—	11,290	(e)	11,290
Interest expense and loan cost amortization	(4,280,334)	496,371	(d)	(3,783,963)

Total other expense	(4,229,140)	507,661		(3,721,479)

Loss from continuing operations before income taxes	(2,332,887)	(452,373)		(2,785,260)

Income tax expense	(59,959)	4,236		(55,723)

Net loss from continuing operations	$(2,392,846)	$(448,137)		$(2,840,983)

Net loss per share of common stock (basic and diluted)	$(0.30)			$(0.36)

Weighted average number of shares of common stock outstanding (basic and diluted)	7,931,165			7,931,165

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Historical December 31, 2012	German Portfolio Pro Forma Adjustments (b)		Pro Forma December 31, 2012

Revenues:
Rental income from operating leases	$7,786,602	$(679,217)		$7,107,385
Tenant reimbursement income	1,266,189	(27,393)		1,238,796

Total revenues	9,052,791	(706,610)		8,346,181

Expenses:
Property operating expenses	2,675,793	(32,216)		2,643,577
General and administrative	1,879,149	(122,125)		1,757,024
Acquisition fees and expenses	3,206,690	(2,284,015)		922,675
Asset management fees	679,802	(65,920	) (c)	613,882
Property management fees	255,615	(28,497)		227,118
Depreciation and amortization	4,464,681	(251,568)		4,213,113

Total expenses	13,161,730	(2,784,341)		10,377,389

Expense support	(1,073,984)	65,920	(c)	(1,008,064)

Net expenses	12,087,746	(2,718,421)		9,369,325

Operating income (loss)	(3,034,955)	2,011,811		(1,023,144)

Other income (expense):
Interest and other income	4,743	—		4,743
Equity in earnings of unconsolidated entities	—	9,564	(e)	9,564
Interest expense and loan cost amortization	(3,429,551)	153,799	(d)	(3,275,752)

Total other expense	(3,424,808)	163,363		(3,261,445)

Loss from continuing operations before income taxes	(6,459,763)	2,175,174		(4,284,589)

Income tax benefit (expense)	225,175	(270,205)		(45,030)

Net loss from continuing operations	$(6,234,588)	$1,904,969		$(4,329,619)

Net loss per share of common stock (basic and diluted)	$(1.27)			$(0.88)

Weighted average number of shares of common stock outstanding (basic and diluted)	4,908,673			4,908,673

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated balance sheet of the Company is presented as if the disposition of German Portfolio described in Note 2. “Pro Forma Transaction” had occurred as of September 30, 2014. The accompanying unaudited pro forma condensed consolidated statements of operations of the Company are presented for the nine months ended September 30, 2014 and for the years ended December 31, 2013 and 2012 (the “Pro Forma Periods”), and include certain pro forma adjustments to illustrate the estimated effect of the Company’s disposition, described in Note 2. “Pro Forma Transaction”, as if the disposition had occurred prior to the Pro Forma Period. The amounts included in the historical columns represent the Company’s historical balance sheet and operating results for the respective Pro Forma Periods presented as filed with the Securities and Exchange Commission.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the Pro Forma Periods. In addition, this unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transaction

On December 29, 2014, the Company entered into a Share Purchase Agreement with unaffiliated third-parties for the sale of 94.9% of its equity interest in two wholly-owned subsidiaries in Luxembourg that hold its five properties in Germany (“German Portfolio”). The sale price for the 94.9% interest is based on an aggregate current valuation of approximately €18.6 million for the German Portfolio (subject to adjustment for certain receivables and operational fees and expenses). The proceeds to the Company for the sale of its 94.9% interest in the German Portfolio is expected to be approximately €7.7 million, excluding transaction costs of approximately €0.7 million, as the German Portfolio will retain its approximate €10.9 million in third-party indebtedness.

On January 30, 2015, the Company completed the sale of 94.9% of its interest in the German Portfolio. The Company has determined that it will not control of the German Portfolio and, therefore, the German Portfolio will be deconsolidated as of January 30, 2015. The Company will retain a 5.1% non-controlling interest in the German portfolio, which will be reflected as an investment in and advances to unconsolidated entities in the Company’s consolidated balance sheet.

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet represent adjustments needed in order to present the Company’s historical balance sheet as if the disposition of the German Portfolio occurred as of September 30, 2014.

(a)	These adjustments reflect the elimination of certain account balances relating to the German Portfolio as if the sale was consummated as of September 30, 2014. Other adjustments, as described in (b) through (e), reflect the elimination of the net carrying value, receipt of the net cash proceeds on the completed sale of the 94.9% equity interest in the German Portfolio, assumption of the indebtedness collateralized by the German Portfolio, and the retained 5.1% non-controlling interest in the German Portfolio.

(b)	This amount reflects the elimination of the net book value of the assets and liabilities, including the related lease intangibles assets, net and mortgage notes payable, related to the German Portfolio.

(c)	Cash and cash equivalents has been increased to reflect the net cash proceeds received by the Company on the completed sale of its 94.9% equity interest in the German Portfolio.

(d)	Investment in unconsolidated entities increased to reflect the retained 5.1% non-controlling interest in the German Portfolio, as described in Note 2. “Pro Forma Transaction,” calculated as follows:

5.1% of the carrying value of assets held for sale	$1,137,252
Plus: 5.1% of the cash and cash equivalents	33,724
Less: 5.1% of the carrying value of liabilities assumed	(723,531)

Investment in and advances to unconsolidated entities	$447,445

(e)	Accumulated deficit and accumulated other comprehensive loss have been adjusted to reflect the gain (loss) recognized on the sale of the 94.9% equity interest in the German Portfolio, which is calculated based on a Euro to U.S. Dollar exchange rate of $1.27 as of September 30, 2014 as follows:

Net sales proceeds	$8,894,637
Less: 94.9% of the carrying value of assets held for sale	(21,161,805)
Less: 94.9% of the cash and cash equivalents	(627,544)
Plus: 94.9% of the carrying value of liabilties assumed	13,463,359

Excess net sales proceeds over carrying value, net	$568,647

(f)	Reclassification from accumulated other comprehensive loss of 94.9% of the cumulative translation adjustment attributable to the German Portfolio.

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the unaudited pro forma condensed consolidated statements of operations represent adjustments needed to the Company’s historical results in order to remove the historical operating results related to the German Portfolio for the Pro Forma Periods and present the financial statements as if the German Portfolio had been sold prior to January 1, 2012.

(a)	The assets and liabilities for the German Portfolio were classified as held for sale as of September 30, 2014. As a result, the historical results of operations for the German Portfolio were included as part of income or loss from discontinued operations for the nine months ended September 30, 2014 and therefore are not included in the accompanying unaudited pro forma condensed consolidated statement of operations for the period then ended.

(b)	Except as described in (c) and (d) below, these amounts represent the elimination of the operations for the German Portfolio from the historical amounts included in continuing operations for the years ended December 31, 2013 and 2012 to reflect the sale of the Company’s 94.9% equity interest in the German Portfolio as if the disposition had occurred as of the first day of the first Pro Forma Period presented.

(c)	Amounts include the elimination of asset management fees, calculated at an annual rate of approximately 1% of the Company’s real estate assets under management. These fees were historically deferred and subordinated by the Company to its Advisor in accordance with the terms of the original expense support agreement and would not have been incurred subsequent to the disposition of these assets.

(d)	Represents the elimination of interest expense and loan cost amortization to reflect the buyer’s assumption of the indebtedness collateralized by the German Portfolio as if the assumption had occurred as of the first day of the first Pro Forma Period presented.

(e)	This amount reflects the recording of equity in earnings on the retained 5.1% equity interest in the German portfolio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2015		GLOBAL INCOME TRUST, INC.
a Maryland Corporation

	By:	/s/ Scott C. Hall
Scott C. Hall
Senior Vice President of Operations